               Consent of Ernst & Young LLP, Independent Auditors


We consent to the references to our firm under the captions "Financial Highlights" in the Prospectus and "Financial Statements" in the Statement of Additional Information and to the incorporation by reference in this Post-Effective Amendment No. 26 to the Registration Statement (Form N-1A) (No. 2-86606) of Delaware Group Tax-Free Fund, Inc. (comprised of Delaware Tax-Free USA Fund, Delaware Tax-Free Insured Fund and Delaware Tax-Free USA Intermediate
Fund) of our report dated October 1, 1999, included in the 1999 Annual Report to shareholders.


                                                 /s/ Ernst & Young
                                             -------------------------------
                                                   Ernst and Young

Philadelphia, Pennsylvania
October 27, 1999

                         Report of Independent Auditors

To the Shareholders and Board of Directors
Delaware Group Tax-Free Fund, Inc.

We have audited the accompanying statements of net assets of Delaware Group Tax-Free Fund, Inc. (comprised of the Delaware Tax-Free USA Fund, the Delaware Tax-Free Insured Fund, and the Delaware Tax-Free USA Intermediate Fund) and the statement of assets and liabilities for the Delaware Tax-Free USA Intermediate Fund as of August 31, 1999, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the periods then ended, and the financial highlights for each of the periods indicated therein. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting the Delaware Group Tax-Free Fund, Inc. at August 31, 1999, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.


                                                 /s/ Ernst & Young
                                             -------------------------------
                                                   Ernst and Young




Philadelphia, Pennsylvania
October 1, 1999

               Consent of Ernst & Young LLP, Independent Auditors


We consent to the references to our firm under the captions "Financial Highlights" in the Prospectuses and "Financial Statements" in the Statements of Additional Information and to the incorporation by reference in this Post-Effective Amendment No. 24 to the Registration Statement (Form N-1A) (No. 33-63238) of Voyageur Mutual Funds, Inc. (comprised of Delaware Tax-Free Arizona Fund, Delaware Tax-Free California Fund, Delaware Tax-Free Idaho Fund, Delaware Tax-Free Iowa Fund, Delaware Minnesota High-Yield Municipal Bond Fund, Delaware National High-Yield Municipal Bond Fund, Delaware Tax-Free New York Fund, and Delaware Tax-Free Wisconsin Fund) of our reports dated October 1, 1999, included in the 1999 Annual Reports to shareholders.


                                                 /s/ Ernst & Young
                                             -------------------------------
                                                   Ernst and Young


Philadelphia, Pennsylvania
October 27, 1999

                         Report of Independent Auditors

To the Shareholders and Board of Directors
Voyageur Mutual Funds, Inc. - Delaware National High-Yield Municipal Bond Fund

We have audited the accompanying statements of net assets of Delaware National High Yield Municipal Bond Fund (the "Fund") as of August 31, 1999, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the periods indicated therein, and the financial highlights for each of the periods presented from January 1, 1997 through August 31, 1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods presented through December 31, 1996 were audited by other auditors whose report thereon dated February 14, 1997 expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Delaware National High-Yield Municipal Bond Fund at August 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the periods presented therein, and its financial highlights for each of the periods presented from January 1, 1997 through August 31, 1999, in conformity with generally accepted accounting principles.


                                                 /s/ Ernst & Young
                                             -------------------------------
                                                   Ernst and Young



Philadelphia, Pennsylvania
October 1, 1999